UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2012

JBI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1783 Allanport Road, Thorold Ontario		L0S 1K0
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(905) 384-4383

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

JBI, Inc. (“JBI” or the “Company”) is filing this Amendment No. 1 to Form 8-K on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K originally filed on July 24, 2012 (the “Original 8-K”) with the Securities and Exchange Commission to correct certain previously reported vote tabulations from the Company’s recent annual meeting of stockholders held on July 23, 2012 based on the final report received by the Company.  The changes in these reported counts do not affect the outcome of the results as previously reported. No other changes have been made to the Original 8-K.

Section 5- Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 23, 2012, JBI, Inc. (the “Company”) held its 2012 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the following proposals were submitted to a vote of the stockholders of the Company: (i) the election of three directors to hold office for a one year term and until each of their successors are duly elected and qualified (“Proposal No. 1”); (ii) the approval and adoption of the Company’s 2012 Long-Term Incentive Plan (“Proposal No. 2”); (iii) the ratification of the appointment of MSCM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (“Proposal No. 3”); (iv) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers disclosed in the Definitive Proxy Statement filed with the Securities and Exchange Commission on June 20, 2012 (the “Proxy Statement”), a so-called “Say-on-Pay” proposal (“Proposal No. 4”); and (v) a non-binding advisory vote on the frequency of holding a “Say-On-Pay” vote, a so-called “Say-When-on-Pay” proposal, every one, two or three years (“Proposal No. 5”).  A quorum was present at the Annual Meeting, consisting of a total of 122,344,486 shares of voting stock of the Company, representing 64.77% of the Company’s issued and outstanding voting securities which were represented in person or by proxy.

Proposal No. 1

Each of Kevin Rauber, John Wesson and Matthew Ingham were elected to serve as directors until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified. The results of Proposal No. 1 are as follows:

Director Nominee	For	Against/Withheld	Broker Non-Votes
Kevin Rauber	121,726,490	617,996	0
John Wesson	121,662,496	681,990	0
Matthew Ingham	121,276,467	1,068,019	0

Proposal No. 2

The stockholders approved and adopted the Company’s 2012 Long-Term Incentive Plan. The results of Proposal No. 2 are as follows:

For	Against	Abstain	Broker Non-Votes
119,440,491	1,739,563	1,164,432	0

Proposal No. 3

The stockholders ratified the appointment of MSCM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The results of Proposal No. 3 are as follows:

For	Against	Abstain	Broker Non-Votes
120,453,547	765,321	1,125,618	0

Proposal No. 4

The stockholders approved the executive compensation of the Company’s “named executive officers” as set forth in the Proxy Statement.  The results of Proposal No. 4 are as follows:

For	Against	Abstain	Broker Non-Votes
120,382,021	523,545	1,438,920	0

Proposal No. 5

The stockholders approved holding a “Say-On-Pay” vote on the Company’s executive compensation once every three years.  The results of Proposal No. 5 are as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
6,685,699	1,205,591	114,164,533	288,663	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

September 4, 2012	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer